                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: January 10, 2000
                   Newcourt Equipment Trust Securities 1998-2

A New York               Commission File                    I.R.S. Employer
Corporation              NO. 333-34793                      No. 13-7135550


                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2
MONTHLY SERVICING REPORT

DETERMINATION DATE:        JANUARY 10, 2000       PAYMENT DATE: JANUARY 18, 2000
COLLECTION PERIOD:        DECEMBER 31, 1999

ITEM 5. OTHER

     I. INFORMATION REGARDING THE CONTRACTS
        1.  CONTRACT POOL PRINCIPAL BALANCE
            a. Beginning of Collection Period                                          $       883,131,557
            b. End of Collection Period                                                $       852,739,908
            c. Reduction for Collection Period                                         $        30,391,649
        2.  DELINQUENT SCHEDULED PAYMENTS
            a. Beginning of Collection Period                                          $        14,368,424
            b. End of Collection Period                                                $        14,160,543
        3.  LIQUIDATED CONTRACTS
            a. Number of Liquidated Contracts                                                          357
               with respect to Collection Period
            b. Required Payoff Amounts of Liquidated Contracts                         $         2,813,563
            c. Total Reserve for Liquidation Expenses                                  $               --
            d. Total Liquidation Proceeds Received                                     $           303,824
            e. Liquidation Proceeds Allocated to Owner Trust                           $           288,999
            f. Liquidation Proceeds Allocated to Depositor                             $            14,825
            g. Current Realized Losses                                                 $         2,524,564
        4.  PREPAID CONTACTS
            a. Number of Prepaid Contracts with respect                                                175
               to Collection Period
            b. Required Payoff Amounts of Prepaid Contracts                            $         2,133,858
        5.  PURCHASED CONTRACTS (BY TCC)
            a. Number of Contracts Purchased by TCC with                                                 0
               respect to Collection Period
            b. Required Payoff Amounts of Purchased Contracts                          $               --




        6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                                                                                                % OF AGGREGATE
                                        NUMBER OF          % OF        AGGREGATE REQUIRED      REQUIRED PAYOFF
                                        CONTRACTS        CONTRACTS       PAYOFF AMOUNTS            AMOUNTS
        a. Current                      53,746            89.59%       $   786,578,667             90.73%
        b. 31-60 days                    3,085            5.14%        $    46,450,604              5.36%
        c. 61-90 days                    1,450            2.42%        $    16,366,135              1.89%
        d. 91-120 days                    705             1.18%        $     8,663,447              1.00%
        e. 120+ days                     1,006            1.68%        $     8,841,597              1.02%
        f. Total                        59,992           100.00%       $   866,900,451             100.00%




        7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


                                 % OF                     % OF                       % OF                        % OF
                              AGGREGATE                 AGGREGATE                  AGGREGATE                   AGGREGATE
                            REQUIRED PAYOFF           REQUIRED PAYOFF           REQUIRED PAYOFF             REQUIRED PAYOFF
                               AMOUNTS                   AMOUNTS                   AMOUNTS                     AMOUNTS

COLLECTION
 PERIODS                  31-60 DAYS PAST DUE        61-90 DAYS PAST DUE      91-120 DAYS PAST DUE         120+ DAYS PAST DUE

 12/31/99                        5.36%                     1.89%                     1.00%                        1.02%
 11/30/99                        5.15%                     1.75%                     1.10%                        1.18%
 10/31/99                        5.05%                     1.91%                     1.04%                        0.95%
 9/30/99                         4.32%                     1.77%                     0.72%                        0.92%
 8/31/99                         4.44%                     1.58%                     0.68%                        0.79%
 7/31/99                         4.50%                     1.51%                     0.82%                        0.71%
 6/30/99                         4.21%                     1.83%                     0.67%                        0.67%
 5/31/99                         5.11%                     1.70%                     0.68%                        0.58%
 4/30/99                         4.19%                     1.28%                     0.53%                        0.52%
 3/31/99                         4.41%                     1.34%                     0.56%                        0.54%
 2/28/99                         5.64%                     1.79%                     0.58%                        0.45%
 01/31/99                        5.45%                     1.51%                     0.69%                        0.01%
 12/31/98                        4.64%                     1.30%                     0.01%                        0.01%


        8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                                COLLECTION             3 COLLECTION        6 COLLECTION PERIODS    CUMULATIVE SINCE
                                                  PERIOD              PERIODS ENDING            ENDING               CUT-OFF DATE
                                                DECEMBER-99            DECEMBER-99           DECEMBER-99


  a. Number of Liquidated Contracts                357                     786                   1,247                   2,314
  b. Number of Liquidated
     Contracts as a Percentage
     of Initial Contracts                         0.510%                  1.123%                 1.782%                  0.825%
  c. Required Payoff Amounts of
     Liquidated Contracts                       2,813,563                8,381,673             15,458,197              28,295,888
  d. Liquidation Proceeds Allocated
     to Owner Trust                              288,999                   860,474              1,407,688               2,134,206
  e. Aggregate Current Realized
     Losses                                     2,524,564                7,521,198             14,050,509              26,161,682
  f. Aggregate Current Realized
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance                            0.188%                   0.560%                1.046%                  1.948%




II. INFORMATION REGARDING THE SECURITIES
  1.  SUMMARY OF BALANCE INFORMATION



                                             PRINCIPAL BALANCE AS OF CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF CLASS FACTORS AS OF
                 CLASS               COUPON     JANUARY 18, 2000      JANUARY 18, 2000      DECEMBER 15, 1999      DECEMBER 15, 1999
                                      RATE        PAYMENT DATE           PAYMENT DATE           PAYMENT DATE         PAYMENT DATE

a. Class A-1 Notes                  5.195000%        $0                   0.00000                   $0                  0.00000
b. Class A-2 Notes                  5.290000%        $0                   0.00000                $3,571,688             0.04189
c. Class A-3 Notes                  5.450000%    $449,728,419             0.95686              $470,004,229             1.00000
d. Class A-4 Notes                  5.450000%    $201,430,384             1.00000              $201,430,384             1.00000
e. Class A-5 Notes                  5.500000%     $83,605,110             0.68042               $86,129,571             0.70097
f. Class B Notes                    5.660000%     $14,472,071             0.93713               $14,935,103             0.96711
g. Class C Notes (Quarterly Paying) 6.190000%     $47,820,845             0.93713               $49,350,821             0.96711
h. Total                            7.210000%     $69,843,622             0.93713               $72,078,183             0.96711
                                       N.A.      $866,900,451             0.64556              $897,499,980             0.66835



Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $866,900,450.55 and the CCA Balance is $73,464,442.72.

  2.  MONTHLY PRINCIPAL AMOUNT
      a. Principal Balance of Notes and Equity Certificates
         (End of Prior Collection Period)                                       $           897,499,980
      b. Contract Pool Principal Balance (End of Collection Period)             $           852,739,908
      c. Monthly Principal Amount                                               $            44,760,072
  3.  GROSS COLLECTIONS
      a. Scheduled Payments Received                                            $            31,445,319
      b. Liquidation Proceeds Allocated to Owner Trust                          $               288,999
      c. Required Payoff Amounts of Prepaid Contracts                           $             2,133,858
      d. Required Payoff Amounts of Purchased Contracts                         $                  --
      e. Proceeds of Clean-up Call                                              $                   --
      f. Investment Earnings on Collection Account and Note Distribution.       $                91,011
      g. Extension Fees Allocated to Owner Trust                                $                  --
      h. Total Gross Collections (sum of (a) through (g))                       $            33,959,188
  4.  DETERMINATION OF AVAILABLE FUNDS                                          $            33,959,188
      a. Total Gross Collections                                                $             1,778,290
      b. Withdrawal from Cash Collateral Account                                $            35,737,478
      c. Total Available Funds




  5.  APPLICATION OF AVAILABLE FUNDS


                         ITEM                                     AMOUNT            REMAINING AVAILABLE FUNDS
      a.    Total Available Funds                                                    $           35,737,478
      b.    Servicing Fee                                  $            919,929      $           34,817,549
      c.    Interest on Notes:
            i) Class A-1 Notes                             $                -        $           34,817,549
            ii) Class A-2 Notes                            $             15,745      $           34,801,804
            iii) Class A-3 Notes                           $          2,134,603      $           32,667,201
            iv) Class A-4 Notes                            $            914,830      $           31,752,372
            v) Class A-5 Notes                             $            394,761      $           31,357,611
            vi) Class B Notes                              $             70,444      $           31,287,167
            vii) Class C Notes                             $            254,568      $           31,032,599
            viii) Class D Notes                            $            433,070      $           30,599,529
       d.   Principal of Notes
            i) Class A-1 Notes                             $                -        $           30,599,529
            ii) Class A-2 Notes                            $          3,571,688      $           27,027,841
            iii) Class A-3 Notes                           $         20,275,810      $            6,752,031
            iv) Class A-4 Notes                            $                --        $            6,752,031
            v) Class A-5 Notes                             $          2,524,461      $            4,227,570
            vi) Class B Notes                              $            463,032      $            3,764,538
            vii) Class C Notes                             $          1,529,976      $            2,234,561
            viii) Class D Notes                            $          2,234,561      $                  --
       e.   Deposit to Cash
            Collateral Account                             $                --        $                  --
       f.   Amount to be applied in
            accordance with CCA
            Loan Agreement                                 $                --        $                  --
       g    Balance, if any, to Equity
            Certificates                                   $                --        $                  --


III. Information Regarding the Cash Collateral Account

    1.  Balance Reconciliation




                                                                                               JANUARY 18, 2000
                           ITEM                                                                  PAYMENT DATE


         a. Available Cash Collateral Amount (Beginning)                                               75,242,733
         b. Deposits to Cash Collateral Account                                                               --
         c. Withdrawals from Cash Collateral Account                                                    1,778,290
         d. Releases of Cash Collateral Account Surplus                                                       --
            (Excess, if any of (a) plus (b) minus (c) over (f))
         e. Available Cash Collateral Amount (End)                                                     73,464,443
            (Sum of (a) plus (b) minus (c) minus (d))
         f. Requisite Cash Collateral Amount                                                           84,511,585
         g. Cash Collateral Account Shortfall                                                          11,047,142
            (Excess, if any, of (f) over (e))
     2.     CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
         a. For Payment Dates from, and including, the
            January 1999 Payment Date  to,
            and including, the December 1999 Payment Date
            1) Initial Cash Collateral Amount                                                          94,000,846
         b. For Payment Dates from, and including, the
            January 2000 Payment Date until
             the Final Payment Date, the sum of
            1) 8.25% of the Contract Pool Principal Balance                                            70,351,042
            2) The Aggregate Principal Balance of the Notes
             and the Equity Certificate Balance less the
             Contract Pool Principal Balance                                                           14,160,543
            3) Total ((1) plus (2))                                                                    84,511,585
         c. Floor equal to the lesser of
            1) 1.25% of Cut-Off Date Contract Pool Principal
            Balance ($16,785,865); and                                                                 16,785,865
            2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance                                                        866,900,451
         d. Requisite Cash Collateral Amount                                                           84,511,585
     3.     CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
         a. Interest Shortfalls                                                                               --
         b. Principal Deficiency Amount                                                                 1,778,290
         c. Principal Payable at Stated Maturity Date of
            Class of Notes or Equity Certificates                                                             --
         d. Total Cash Collateral Account Withdrawals                                                   1,778,290


IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


             DISTRIBUTION                       CLASS A-1            CLASS A-2                  CLASS A-3             CLASS A-4
               AMOUNTS                            NOTES                NOTES                      NOTES                 NOTES
     1. Interest Due                            $      --          $           15,745        $       2,134,603       $   914,830
     2. Interest Paid                           $      --          $           15,745        $       2,134,603       $   914,830
     3. Interest Shortfall                      $      --          $              --         $              --       $        --
     ((1) minus (2))
     4. Principal Paid                          $      --          $        3,571,688        $       20,275,810      $        --
     5. Total Distribution Amount               $      --          $        3,587,434        $       22,410,413      $   914,830
     ((2) plus (4))






      DISTRIBUTION                CLASS A-5            CLASS B             CLASS C         CLASS D
         AMOUNTS                    NOTES               NOTES               NOTES            NOTES                TOTALS

1. Interest Due                $       394,761      $      70,444     $      254,568    $       433,070      $     4,218,020
2. Interest Paid               $       394,761      $      70,444     $      254,568    $       433,070      $     4,218,020
3. Interest Shortfall          $          --        $        --       $         --      $           --       $           --
((1) minus (2))
4. Principal Paid              $     2,524,461      $     463,032     $    1,529,976    $     2,234,561      $    30,599,529
5. Total Distribution Amount   $     2,919,222      $     533,476     $    1,784,544    $     2,667,631      $    34,817,549
((2) plus (4))



V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS


                                                        AS OF END OF                   AS OF END OF
                   ITEM                                  DECEMBER-99                    NOVEMBER-99
                                                      COLLECTION PERIOD              COLLECTION PERIOD
1.  ORIGINAL CONTRACT CHARACTERISTICS
    a. Original Number of Contracts                        69,983                         N.A.
    b. Cut-Off Date Contract Pool                      $1,342,869,226                     N.A.
       Principal Balance
    c. Original Weighted Average                            46.30                         N.A.
       Remaining Term
    d. Weighted Average                                     56.50                         N.A.
       Original Term
2.  CURRENT CONTRACT CHARACTERISTICS
    a. Number of Contracts                                  59,992                       61,126
    b. Average Contract                                    $14,214                      $14,448
       Principal Balance
    c. Weighted Average                                      36.7                        37.4
       Remaining Term





VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2 PREPAYMENT SCHEDULE



                  PAYMENT DATE                                                                 SINCE ISSUE
                    PERIOD                                                                         CPR

                  0                         December-98
                  1                          January-99                                           1.060%
                  2                            Feb-99                                             4.881%
                  3                            Mar-99                                             9.207%
                  4                           April-99                                           10.595%
                  5                            May-99                                            10.294%
                  6                            Jun-99                                             9.272%
                  7                            Jul-99                                             9.814%
                  8                            Aug-99                                             8.969%
                  9                            Sep-99                                             8.813%
                  10                           Oct-99                                             8.067%
                  11                           Nov-99                                             7.852%
                  12                           Dec-99                                             7.803%
                  13                           Jan-00                                             7.484%



VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.




                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on January 18, 2000.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.



                            AT&T CAPITAL CORPORATION

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer